UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )
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☐	Soliciting Material Pursuant to §240.14a-12

MASIMO CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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ADDITIONAL INFORMATION REGARDING THE
2020 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 29, 2020
The following Notice of Change of Location (this “Notice”) in the form of a concurrent press release relates to the Notice of 2020Annual Meeting of Stockholders and Proxy Statement of Masimo Corporation (the “Company”) dated April 16, 2020 (collectively, the “Proxy Statement”). This notice is being made available to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Company’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Friday, May 29, 2020. As described below, the Annual Meeting of Stockholders will now be in a virtual-only meeting format. Except as specifically revised by the information contained herein, this Notice does not revise or update any of the other information set forth in the Proxy Statement.
THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.
NOTICE OF CHANGE OF LOCATION
OF THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
MAY 29, 2020
Meeting Date: Friday, May 29, 2020
Meeting Time: 2:00p.m., Pacific Time
Meeting Access: Virtual Annual Meeting, http://www.meetingcenter.io/275841776

Masimo Announces 2020 Annual Meeting of Stockholders to be Held as a Virtual Meeting
Irvine, California, May 20, 2020 - Masimo Corporation (Nasdaq: MASI) today announced a change to its 2020 Annual Meeting of Stockholders. Due to conditions associated with the Coronavirus pandemic (COVID-19), including restrictions on in-person gatherings, and in order to support the health and well-being of our stockholders and other meeting participants, Masimo’s 2020 Annual Meeting of Stockholders will be held in a virtual meeting format only.
The previously announced date and time of the Annual Meeting, May 29, 2020 at 2:00 p.m. Pacific Time, will not change. There is also no change to the items of business to be addressed at the Annual Meeting, which are described in Masimo’s proxy materials as previously distributed. As noted above, stockholders may not attend the Annual Meeting in person. Instead, stockholders should follow the instructions provided below to attend the virtual Annual Meeting. Computershare will host the virtual Annual Meeting.
Stockholders are encouraged to vote their shares prior to the virtual Annual Meeting by any of the methods described in the proxy materials. The proxy card and voting instructions form included with the previously distributed proxy materials will not be updated to reflect the change in the format of the meeting, but they may continue to be used to vote the shares on the proposals to be presented at the virtual Annual Meeting. Stockholders who have previously voted do not need to take any further action.
To access the virtual Annual Meeting, Masimo stockholders should go to http://www.meetingcenter.io/275841776. Depending on whether you are a “record holder” or “beneficial owner” of your shares (as further discussed below), you can log in using one of two options: join as a “Guest” or join as a “Stockholder.” To join as a “Guest,” enter your email address and the password, which is MASI2020. To join as a “Stockholder,” you will be required to have a control number (and you will also use MASI2020 as your password). If you join as a Stockholder, you can vote during the virtual Annual Meeting by following the instructions available on the meeting website.

Instructions to Attend the Virtual Annual Meeting
Record Holders: Holders of record of Masimo common stock at the close of business on March 31, 2020 (i.e., shares held in the holder’s own name in the records of Masimo’s transfer agent, Computershare) can find their control number on their proxy card or Notice of Internet Availability, and enter the virtual Annual Meeting as a “Stockholder.”
Beneficial Owners: Beneficial owners of common stock of Masimo at the close of business on March 31, 2020 (i.e., shares held in the “street name” through an intermediary, such as a bank, broker or other nominee) who wish to vote their shares at the virtual Annual Meeting as a “Stockholder” must pre-register with Computershare no later than 5:00 p.m. Eastern Time on May 22, 2020 to obtain a control number. To pre-register, beneficial owners must first obtain a legal proxy from their bank, broker or other nominee, and send a copy of their legal proxy to Computershare at legalproxy@computershare.com, with the words “Legal Proxy” in the subject line. Beneficial owners will receive a confirmation e-mail from Computershare confirming their registration and will be provided a control number to enter the virtual Annual Meeting as a Stockholder. Beneficial owners who obtain a legal proxy from their bank broker or other nominee will revoke any prior instructions provided on how to vote the shares held on their behalf at the Annual Meeting. If a legal proxy is requested from a bank, broker or other nominee, they must vote at the virtual Annual Meeting in order for their vote to be counted. If they do not have a control number, they may attend as a “Guest,” but will not have the option to vote their shares or ask questions at the virtual Annual Meeting.
About Masimo
Masimo (Nasdaq: MASI) is a global medical technology company that develops and produces a wide array of industry-leading monitoring technologies, including innovative measurements, sensors, patient monitors, and automation and connectivity solutions. Our mission is to improve patient outcomes and reduce the cost of care. Masimo SET® Measure-through Motion and Low Perfusion™ pulse oximetry, introduced in 1995, has been shown in over 100 independent and objective studies to outperform other pulse oximetry technologies. Masimo SET® has also been shown to help clinicians reduce severe retinopathy of prematurity in neonates, improve CCHD screening in newborns, and, when used for continuous monitoring with Masimo Patient SafetyNet™in post-surgical wards, reduce rapid response team activations, ICU transfers, and costs. Masimo SET® is estimated to be used on more than 100 million patients in leading hospitals and other healthcare settings around the world, and is the primary pulse oximetry at 9 of the top 10 hospitals listed in the 2018-19 U.S. News and World Report Best Hospitals Honor Roll. Masimo continues to refine SET® and in 2018, announced that SpO2 accuracy on RD SET™ sensors during conditions of motion has been significantly improved, providing clinicians with even greater confidence that the SpO2 values they rely on accurately reflect a patient’s physiological status. In 2005, Masimo introduced rainbow® Pulse CO-Oximetry technology, allowing noninvasive and continuous monitoring of blood constituents that previously could only be measured invasively, including total hemoglobin (SpHb®), oxygen content (SpOC™), carboxyhemoglobin (SpCO®), methemoglobin (SpMet®), Pleth Variability Index (PVi®), RPVi™ (rainbow® PVi), and Oxygen Reserve Index (ORi™). In 2013, Masimo introduced the Root® Patient Monitoring and Connectivity Platform, built from the ground up to be as flexible and expandable as possible to facilitate the addition of other Masimo and third-party monitoring technologies; key Masimo additions include Next Generation SedLine® Brain Function Monitoring, O3® Regional Oximetry, and ISA™ Capnography with NomoLine® sampling lines. Masimo’s family of continuous and spot-check monitoring Pulse CO-Oximeters® includes devices designed for use in a variety of clinical and non-clinical scenarios, including tetherless, wearable technology, such as Radius-7® and Radius PPG™, portable devices like Rad-67™, fingertip pulse oximeters like MightySat® Rx, and devices available for use both in the hospital and at home, such as Rad-97™. Masimo hospital automation and connectivity solutions are centered around the Iris® platform, and include Iris Gateway™, Patient SafetyNet, Replica™, Halo ION™, UniView™, and Doctella™. Additional information about Masimo and its products may be found at www.masimo.com. Published clinical studies on Masimo products can be found at www.masimo.com/evidence/featured-studies/feature/.

Investor Contact: Eli Kammerman	Media Contact: Evan Lamb
(949) 297-7077	(949) 297-3376
ekammerman@masimo.com	elamb@masimo.com
Masimo, SET, Signal Extraction Technology, Improving Patient Outcome and Reducing Cost of Care... by Taking Noninvasive Monitoring to New Sites and Applications, rainbow, SpHb, SpOC, SpCO, SpMet, PVI and ORI are trademarks or registered trademarks of Masimo Corporation.